Prospectus Supplement

June 27, 2025

Morgan Stanley Institutional Liquidity Funds

Supplement dated June 27, 2025 to the Morgan Stanley Institutional Liquidity Funds Prospectuses dated February 28, 2025

Government Securities Portfolio (the "Fund")

Effective immediately, the section of each Prospectus titled "Details of the Funds—Government Securities Portfolio—Process" will be deleted in its entirety and replaced with the following:

The Adviser follows an investment process that seeks to select maturities based on the shape of the money market yield curve and based on the expectations as to future shifts in the level and shape of the curve, taking into consideration such factors as current short-term interest rates, Federal Reserve policy regarding interest rates and U.S. economic activity.

The Adviser actively manages the Fund's assets in an attempt to reduce the risk of losing any principal investment as a result of credit or interest rate risks. The Fund's assets are reviewed to maintain or improve creditworthiness. In addition, federal regulations require money market funds to invest only in debt obligations of high quality and short-term maturities.

For purposes of policies adopted in accordance with Rule 35d-1 under the 1940 Act, the term "assets," as defined in Rule 35d-1 under the 1940 Act, means net assets plus the amount of any borrowings for investment purposes.

Please retain this supplement for future reference.

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